LB Series Fund, Inc.

Form N-SAR for
Period Ended 12-31-03

INDEX TO EXHIBITS

EXHIBIT NO.                        ITEM
-----------       -----------------------------------------------------

    1.            Report on internal control by Independent Public
                  Accountants.  (Item 77.B.)

    2.            Rule 10f-3 Report (Item 77.O.)